DIREXION FUNDS

Supplement dated June 24, 2025 to the
Prospectuses and Statements of Additional Information (“SAI”)
for each series of the Direxion Funds (the “Trust”)

Effective July 1, 2025, the office address for the Trust will be changed to 535 Madison Avenue, 37th Floor, New York, NY 10022.
For more information, please contact the Funds at (800) 851-0511.

Please retain this Supplement with your Prospectus and SAI.